CNA Financial Corporation
Supplemental Financial Information

March 31, 2017

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K.

Table of Contents

Page
Consolidated Results
Statements of Operations..................................................................................................................................................................................................	1
Components of Income (Loss), Per Share Data and Return on Equity.............................................................................................................................	2
Selected Balance Sheet Data and Statement of Cash Flows Data...................................................................................................................................	3
Property & Casualty - Results of Operations
Property & Casualty...	4
Specialty...	5
Commercial...	6
International...	7
Non-Core - Results of Operations
Life & Group Non-Core......................................................................................................................................................................................................	8
Corporate & Other Non-Core.............................................................................................................................................................................................	9
Investment Information
Investment Summary - Consolidated................................................................................................................................................................................	10
Investment Summary - Property & Casualty and Corporate & Other Non-Core...............................................................................................................	11
Investment Summary - Life & Group Non-Core.................................................................................................................................................................	12
Investments - Fixed Maturity Securities by Credit Rating..................................................................................................................................................	13
Components of Net Investment Income............................................................................................................................................................................	14
Other
Claim & Claim Adjustment Expense Reserve Rollforward................................................................................................................................................	15
Life & Group Non-Core Policyholder Reserves.................................................................................................................................................................	16
Definitions and Presentation..............................................................................................................................................................................................	17

Statements of Operations

Three months ended March 31
(In millions)	2017	2016	Change
Revenues:
Net earned premiums	$1,645	$1,699	(3)%
Net investment income	545	435	25
Net realized investment gains (losses):
Other-than-temporary impairment (OTTI) losses	(2)	(23)
Other net realized investment gains (losses)	38	(13)
Net realized investment gains (losses)	36	(36)
Other revenues	104	97
Total revenues	2,330	2,195	6
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,293	1,408
Amortization of deferred acquisition costs	305	307
Other operating expenses	346	381
Interest	43	42
Total claims, benefits and expenses	1,987	2,138	7
Income (loss) before income tax	343	57
Income tax (expense) benefit	(83)	9
Net income (loss)	$260	$66	N/M	%

Components of Income (Loss), Per Share Data and Return on Equity

Three months ended March 31
(In millions, except per share data)	2017	2016
Components of Income (Loss)
Net operating income (loss)	$235	$91
Net realized investment gains (losses)	25	(25)
Net income (loss)	$260	$66

Diluted Earnings (Loss) Per Common Share
Net operating income (loss)	$0.87	$0.34
Net realized investment gains (losses)	0.09	(0.10)
Diluted earnings (loss) per share	$0.96	$0.24

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	270.7	270.3
Diluted	271.7	270.9

Return on Equity
Net income (loss) (1)	8.8%	2.3%
Net operating income (loss) (2)	7.9	3.1
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(2) Annualized net operating income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statement of Cash Flows Data

(In millions, except per share data)	March 31, 2017	December 31, 2016
Total investments	$45,279	$45,420
Reinsurance receivables, net of allowance for uncollectible receivables	4,395	4,416
Total assets	55,201	55,233
Insurance reserves	36,663	36,431
Debt	2,710	2,710
Total liabilities	43,508	43,264
Accumulated other comprehensive income (loss) (1)	(92)	(173)
Total stockholders' equity	11,693	11,969

Book value per common share	$43.15	$44.25
Book value per common share excluding AOCI	$43.49	$44.89

Outstanding shares of common stock (in millions of shares)	271.0	270.5

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$10,415	$10,748

Three months ended March 31, 2017	2017	2016
Net cash flows provided (used) by operating activities	$282	$334
Net cash flows provided (used) by investing activities	354	(9)
Net cash flows provided (used) by financing activities	(609)	(469)
Net cash flows provided (used) by operating, investing and financing activities	$27	$(144)
(1) As of March 31, 2017 and December 31, 2016 the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $1,060 million and $1,014 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group Non-Core segment would result in a premium deficiency if realized, an increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).
(2) Statutory capital and surplus as of March 31, 2017 is preliminary.

Property & Casualty - Results of Operations

Three months ended March 31
(In millions)	2017	2016	Change
Gross written premiums	$2,752	$2,674	3%
Net written premiums	1,632	1,668	(2)

Net earned premiums	1,512	1,568	(4)
Net investment income	343	245
Other revenues	103	94
Total operating revenues	1,958	1,907	3
Insurance claims and policyholders' benefits	942	957
Amortization of deferred acquisition costs	305	307
Other insurance related expenses	222	244
Other expenses	89	89
Total claims, benefits and expenses	1,558	1,597	2
Operating income (loss) before income tax	400	310
Income tax (expense) benefit on operating income (loss)	(132)	(103)
Net operating income (loss)	$268	$207	29%

Other Performance Metrics
Underwriting gain (loss)	$43	$60	(28)%

Loss & LAE ratio	62.0%	60.7%	(1.3)	pts
Acquisition expense ratio	19.8	19.4	(0.4)
Underwriting expense ratio	15.1	15.8	0.7
Expense ratio	34.9	35.2	0.3
Dividend ratio	0.3	0.2	(0.1)
Combined ratio	97.2%	96.1%	(1.1)
Combined ratio excluding catastrophes and development	97.4%	97.4%	—	pts

Net accident year catastrophe losses incurred	$34	$36
Effect on loss & LAE ratio	2.2%	2.3%	0.1	pts

Net prior year development and other: (favorable) / unfavorable	$(27)	$(61)
Effect on loss & LAE ratio	(2.4)%	(3.6)%	(1.2)	pts

Rate	0%	0%	—	pts
Retention	83%	84%	(1)	pts
New business	$261	$262	—%

Specialty - Results of Operations

Three months ended March 31
(In millions)	2017	2016	Change
Gross written premiums	$1,747	$1,632	7%
Net written premiums	679	684	(1)

Net earned premiums	664	682	(3)
Net investment income	153	107
Other revenues	94	87
Total operating revenues	911	876	4
Insurance claims and policyholders' benefits	387	391
Amortization of deferred acquisition costs	143	144
Other insurance related expenses	69	75
Other expenses	81	75
Total claims, benefits and expenses	680	685	1
Operating income (loss) before income tax	231	191
Income tax (expense) benefit on operating income (loss)	(77)	(64)
Net operating income (loss)	$154	$127	21%

Other Performance Metrics
Underwriting gain (loss)	$65	$72	(10)%

Loss & LAE ratio	58.2%	57.1%	(1.1)	pts
Acquisition expense ratio	19.9	19.9	—
Underwriting expense ratio	12.0	12.2	0.2
Expense ratio	31.9	32.1	0.2
Dividend ratio	0.1	0.2	0.1
Combined ratio	90.2%	89.4%	(0.8)
Combined ratio excluding catastrophes and development	94.8%	94.8%	—	pts

Net accident year catastrophe losses incurred	$4	$4
Effect on loss & LAE ratio	0.5%	0.6%	0.1	pts

Net prior year development and other: (favorable) / unfavorable	$(36)	$(45)
Effect on loss & LAE ratio	(5.1)%	(6.0)%	(0.9)	pts

Rate	1%	1%	—	pts
Retention	88%	88%	—	pts
New business	$57	$65	(12)%

Commercial - Results of Operations

Three months ended March 31
(In millions)	2017	2016	Change
Gross written premiums	$750	$779	(4)%
Net written premiums	715	748	(4)

Net earned premiums	651	688	(5)
Net investment income	178	126
Other revenues	9	6
Total operating revenues	838	820	2
Insurance claims and policyholders' benefits	440	445
Amortization of deferred acquisition costs	116	116
Other insurance related expenses	126	141
Other expenses	14	5
Total claims, benefits and expenses	696	707	2
Operating income (loss) before income tax	142	113
Income tax (expense) benefit on operating income (loss)	(48)	(39)
Net operating income (loss)	$94	$74	27%

Other Performance Metrics
Underwriting gain (loss)	$(31)	$(14)	(121)%

Loss & LAE ratio	67.0%	64.2%	(2.8)	pts
Acquisition expense ratio	19.1	18.4	(0.7)
Underwriting expense ratio	18.3	18.9	0.6
Expense ratio	37.4	37.3	(0.1)
Dividend ratio	0.5	0.4	(0.1)
Combined ratio	104.9%	101.9%	(3.0)
Combined ratio excluding catastrophes and development	100.2%	99.3%	(0.9)	pts

Net accident year catastrophe losses incurred	$27	$28
Effect on loss & LAE ratio	4.0%	4.1%	0.1	pts

Net prior year development and other: (favorable) / unfavorable	$18	$(11)
Effect on loss & LAE ratio	0.7%	(1.5)%	(2.2)	pts

Rate	0%	0%	—	pts
Retention	83%	84%	(1)	pts
New business	$139	$137	1%

International - Results of Operations

Three months ended March 31
(In millions)	2017	2016	Change
Gross written premiums	$255	$263	(3)%
Net written premiums	238	236	1

Net earned premiums	197	198	(1)
Net investment income	12	12
Other revenues	—	1
Total operating revenues	209	211	(1)
Insurance claims and policyholders' benefits	115	121
Amortization of deferred acquisition costs	46	47
Other insurance related expenses	27	28
Other expenses	(6)	9
Total claims, benefits and expenses	182	205	11
Operating income (loss) before income tax	27	6
Income tax (expense) benefit on operating income (loss)	(7)	—
Net operating income (loss)	$20	$6	N/M	%

Other Performance Metrics
Underwriting gain (loss)	$9	$2	N/M	%

Loss & LAE ratio	58.3%	61.2%	2.9	pts
Acquisition expense ratio	21.8	21.0	(0.8)
Underwriting expense ratio	15.0	16.8	1.8
Expense ratio	36.8	37.8	1.0
Dividend ratio	—	—	—
Combined ratio	95.1%	99.0%	3.9
Combined ratio excluding catastrophes and development	96.4%	99.3%	2.9	pts

Net accident year catastrophe losses incurred	$3	$4
Effect on loss & LAE ratio	1.7%	2.1%	0.4	pts

Net prior year development and other: (favorable) / unfavorable	$(9)	$(5)
Effect on loss & LAE ratio	(3.0)%	(2.4)%	0.6	pts

Rate	0%	0%	—	pts
Retention	76%	81%	(5)	pts
New business	$65	$60	8%

Life & Group Non-Core - Results of Operations

Three months ended March 31
(In millions)	2017	2016	Change
Net earned premiums	$133	$131	2%
Net investment income	197	187
Other revenues	1	—
Total operating revenues	331	318	4
Insurance claims and policyholders' benefits	330	323
Amortization of deferred acquisition costs	—	—
Other insurance related expenses	32	33
Other expenses	2	3
Total claims, benefits and expenses	364	359	(1)
Operating income (loss) before income tax	(33)	(41)
Income tax (expense) benefit on operating income (loss)	37	39
Net operating income (loss)	$4	$(2)	N/M	%

Corporate & Other Non-Core - Results of Operations

Three months ended March 31
(In millions)	2017	2016	Change
Net earned premiums	$—	$—
Net investment income	5	3
Other revenues	—	3
Total operating revenues	5	6	(17)%
Insurance claims and policyholders' benefits	21	128
Amortization of deferred acquisition costs	—	—
Other insurance related expenses	—	—
Other expenses	44	54
Total claims, benefits and expenses	65	182	64
Operating income (loss) before income tax	(60)	(176)
Income tax (expense) benefit on operating income (loss)	23	62
Net operating income (loss)	$(37)	$(114)	68%

Investment Summary - Consolidated

	March 31, 2017		December 31, 2016
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$19,246	$1,391	$18,970	$1,247
States, municipalities and political subdivisions:
Tax-exempt	10,649	847	10,430	834
Taxable	2,803	341	2,810	346
Total states, municipalities and political subdivisions	13,452	1,188	13,240	1,180
Asset-backed:
RMBS	4,743	71	5,073	69
CMBS	1,935	33	2,040	24
Other ABS	1,049	6	1,025	3
Total asset-backed	7,727	110	8,138	96
U.S. Treasury and obligations of government-sponsored enterprises	103	8	93	10
Foreign government	432	13	445	10
Redeemable preferred stock	20	1	19	1
Total fixed maturity securities	40,980	2,711	40,905	2,544
Equities	120	8	110	4
Limited partnership investments	2,389	—	2,371	—
Other invested assets	40	—	36	—
Mortgage loans	611	—	591	—
Short term investments	1,139	1	1,407	1
Total investments	$45,279	$2,720	$45,420	$2,549

Net receivable/(payable) on investment activity	$56		$81

Effective portfolio duration (in years)	6.2		6.1
Weighted average rating of fixed maturity securities	A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other Non-Core

	March 31, 2017		December 31, 2016
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,186	$462	$13,137	$408
States, municipalities and political subdivisions:
Tax-exempt	2,979	78	2,883	70
Taxable	1,227	98	1,231	101
Total states, municipalities and political subdivisions	4,206	176	4,114	171
Asset-backed:
RMBS	4,560	63	4,811	63
CMBS	1,799	29	1,894	20
Other ABS	932	5	909	3
Total asset-backed	7,291	97	7,614	86
U.S. Treasury and obligations of government-sponsored enterprises	73	5	68	7
Foreign government	432	13	445	10
Redeemable preferred stock	6	—	5	—
Total fixed maturity securities	25,194	753	25,383	682
Equities	65	5	57	3
Limited partnership investments	2,389	—	2,371	—
Other invested assets	40	—	36	—
Mortgage loans	540	—	519	—
Short term investments	1,059	1	1,233	1
Total investments	$29,287	$759	$29,599	$686

Net receivable/(payable) on investment activity	$(35)		$53

Effective portfolio duration (in years)	4.6		4.6
Weighted average rating of fixed maturity securities	A-		A

Investment Summary - Life & Group Non-Core

	March 31, 2017		December 31, 2016
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$6,060	$929	$5,833	$839
States, municipalities and political subdivisions:
Tax-exempt	7,670	769	7,547	764
Taxable	1,576	243	1,579	245
Total states, municipalities and political subdivisions	9,246	1,012	9,126	1,009
Asset-backed:
RMBS	183	8	262	6
CMBS	136	4	146	4
Other ABS	117	1	116	—
Total asset-backed	436	13	524	10
U.S. Treasury and obligations of government-sponsored enterprises	30	3	25	3
Foreign government	—	—	—	—
Redeemable preferred stock	14	1	14	1
Total fixed maturity securities	15,786	1,958	15,522	1,862
Equities	55	3	53	1
Limited partnership investments	—	—	—	—
Other invested assets	—	—	—	—
Mortgage loans	71	—	72	—
Short term investments	80	—	174	—
Total investments	$15,992	$1,961	$15,821	$1,863

Net receivable/(payable) on investment activity	$91		$28

Effective portfolio duration (in years)	8.8		8.7
Weighted average rating of fixed maturity securities	A		A

Investments - Fixed Maturity Securities by Credit Rating

March 31, 2017	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$73	$2	$636	$56	$4,446	$433	$11,862	$798	$2,229	$102	$19,246	$1,391
States, municipalities and political subdivisions:
Tax-exempt	—	—	874	73	5,694	465	3,811	283	238	14	32	12	10,649	847
Taxable	—	—	336	28	1,901	219	542	96	24	(2)	—	—	2,803	341
Total states, municipalities and political subdivisions	—	—	1,210	101	7,595	684	4,353	379	262	12	32	12	13,452	1,188
Asset-backed:
RMBS	3,836	20	53	—	22	—	75	1	51	—	706	50	4,743	71
CMBS	56	—	351	10	411	12	298	7	529	1	290	3	1,935	33
Other ABS	—	—	56	(1)	61	1	502	3	430	3	—	—	1,049	6
Total asset-backed	3,892	20	460	9	494	13	875	11	1,010	4	996	53	7,727	110
U.S. Treasury and obligations of government-sponsored enterprises	103	8	—	—	—	—	—	—	—	—	—	—	103	8
Foreign government	—	—	89	5	291	8	31	—	21	—	—	—	432	13
Redeemable preferred stock	—	—	—	—	—	—	—	—	11	1	9	—	20	1
Total fixed maturity securities	$3,995	$28	$1,832	$117	$9,016	$761	$9,705	$823	$13,166	$815	$3,266	$167	$40,980	$2,711

Percentage of total fixed maturity securities	10%		4%		22%		24%		32%		8%		100%

Components of Net Investment Income

Three months ended March 31	Consolidated
(In millions)	2017	2016
Taxable fixed maturities	$347	$345
Tax-exempt fixed maturities	108	101
Total fixed maturity securities	455	446
Limited partnership investments	90	(14)
Other, net of investment expense	—	3
Net investment income	$545	$435
Fixed maturity securities, after tax	$329	$322
Net investment income, after tax	389	315

Effective income yield for the fixed maturity securities portfolio, pretax	4.8%	4.8%
Effective income yield for the fixed maturity securities portfolio, after tax	3.4	3.4

	Property & Casualty and Corporate & Other Non-Core
Three months ended March 31
(In millions)	2017	2016
Taxable fixed maturities	$233	$238
Tax-exempt fixed maturities	23	19
Total fixed maturity securities	256	257
Limited partnership investments	90	(14)
Other, net of investment expense	2	5
Net investment income	$348	$248
Fixed maturity securities, after tax	$175	$174
Net investment income, after tax	235	168

Effective income yield for the fixed maturity securities portfolio, pretax	4.2%	4.2%
Effective income yield for the fixed maturity securities portfolio, after tax	2.9	2.9

Three months ended March 31	Life & Group Non-Core
(In millions)	2017	2016
Taxable fixed maturities	$114	$107
Tax-exempt fixed maturities	85	82
Total fixed maturity securities	199	189
Limited partnership investments	—	—
Other, net of investment expense	(2)	(2)
Net investment income	$197	$187
Fixed maturity securities, after tax	$154	$148
Net investment income, after tax	154	147

Effective income yield for the fixed maturity securities portfolio, pretax	5.8%	5.8%
Effective income yield for the fixed maturity securities portfolio, after tax	4.5	4.5

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended March 31, 2017 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,149	$8,894	$1,328	$16,371	$3,358	$2,614	$22,343
Ceded	745	589	127	1,461	249	2,384	4,094
Net	5,404	8,305	1,201	14,910	3,109	230	18,249

Net incurred claim & claim adjustment expenses	386	436	115	937	235	1	1,173
Net claim & claim adjustment expense payments	(378)	(556)	(105)	(1,039)	(208)	(5)	(1,252)
Foreign currency translation adjustment and other	—	(1)	14	13	—	1	14

Claim & claim adjustment expense reserves, end of period
Net	5,412	8,184	1,225	14,821	3,136	227	18,184
Ceded	812	576	118	1,506	237	2,333	4,076
Gross	$6,224	$8,760	$1,343	$16,327	$3,373	$2,560	$22,260

Life & Group Non-Core Policyholder Reserves

March 31, 2017
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,465	$8,750	$11,215
Structured settlement annuities	557	—	557
Other	14	—	14
Total	3,036	8,750	11,786
Shadow adjustments	100	1,530	1,630
Ceded reserves	237	211	448
Total gross reserves	$3,373	$10,491	$13,864

December 31, 2016
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,426	$8,654	$11,080
Structured settlement annuities	565	—	565
Other	17	—	17
Total	3,008	8,654	11,662
Shadow adjustments	101	1,459	1,560
Ceded reserves	249	213	462
Total gross reserves	$3,358	$10,326	$13,684

Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes Specialty, Commercial and International.

•	Life & Group Non-Core segment primarily includes the results of long term care businesses that are in run-off.

•
Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management uses the net operating income (loss) financial measure to monitor the Company’s operations. Please refer to Note O to the Consolidated Financial Statements within the December 31, 2016 Form 10-K for further discussion of this non-GAAP financial measure.

•
Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.

•
In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes rate, retention and new business in evaluating operating trends. Rate represents the average change in price on policies that renew excluding exposure change. Retention represents the percentage of premium dollars renewed in comparison to the expiring premium dollars from policies available to renew. New business represents premiums from policies written with new customers and additional policies written with existing customers.

•
This financial supplement may also reference or contain financial measures that are not in accordance with GAAP. Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. Net operating income, which is derived from certain income statement amounts, is used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk. Based on such analyses, the Company may recognize an other-than-temporary impairment (OTTI) loss on an investment security in accordance with its policy, or sell a security, which may produce realized gains and losses.

•
Net operating income (loss) is calculated by excluding from net income (loss) the after-tax effects of i) net realized investment gains or losses, ii) income or loss from discontinued operations and iii) any cumulative effects of changes in accounting guidance. The calculation of net operating income excludes net realized investment gains or losses because net realized investment gains or losses are largely discretionary, except for some losses related to OTTI, and are generally driven by economic factors that are not necessarily consistent with key drivers of underwriting performance, and are therefore not considered an indication of trends in insurance operations. Management monitors net operating income (loss) for each business segment to assess segment performance. Presentation of consolidated net operating income (loss) is deemed to be a non-GAAP financial measure. For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.

•	Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

•
The majority of our limited partnership investments employ hedge fund strategies. While the Company generally does not invest in highly leveraged partnerships, there are risks inherent in limited partnership investments which may result in losses due to short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful